Exhibit 4.2
HALLIBURTON COMPANY
as Issuer
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

Fourth Supplemental Indenture
Dated as of September 12, 2008

$400,000,000 5.90% Senior Notes due September 15, 2018
$800,000,000 6.70% Senior Notes due September 15, 2038

          FOURTH SUPPLEMENTAL INDENTURE dated as of September 12, 2008 between Halliburton Company, a Delaware corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as trustee (the “Trustee”).
W I T N E S S E T H:
          WHEREAS, the Company has heretofore entered into an Indenture, dated as of October 17, 2003 (the “Original Indenture”), with the Trustee, as supplemented by a First Supplemental Indenture, dated as of October 17, 2003, a Second Supplemental Indenture, dated as of December 15, 2003 and a Third Supplemental Indenture, dated as of January 26, 2004;
          WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as supplemented by this Fourth Supplemental Indenture, is herein called the “Indenture”;
          WHEREAS, under the Original Indenture, a new series of Securities may at any time be established pursuant to a supplemental indenture executed by the Company and the Trustee;
          WHEREAS, the Company proposes to create under the Indenture two new series of Securities;
          WHEREAS, the Company desires to issue $400,000,000 aggregate principal amount of 2018 Notes (as defined below) and $800,000,000 aggregate principal amount of 2038 Notes (as defined below), each of which will be a new series of Securities under the Indenture; and
          WHEREAS, all conditions necessary to authorize the execution and delivery of this Fourth Supplemental Indenture and to make it a valid and binding obligation of the Company have been done or performed.
          NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree to the following provisions:
          Capitalized terms used but not defined herein have the meanings ascribed thereto in the Original Indenture.

ARTICLE I
5.90% Senior Notes due 2018
6.70% Senior Notes due 2038
          SECTION 1.01 Establishment and Terms.
          There are hereby established two new series of Securities to be issued under the Indenture, to be designated as the Company’s 5.90% Senior Notes due 2018 (the “2018 Notes”) and 6.70% Senior Notes due 2038 (the “2038 Notes” and, together with the 2018 Notes, the “Notes”).
          The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is unlimited. The 2018 Notes that are to be authenticated and delivered on the date hereof (the “Initial 2018 Notes”) will be in an aggregate principal amount of $400,000,000. The 2038 Notes that are to be authenticated and delivered on the date hereof (the “Initial 2038 Notes” and, together with the Initial 2018 Notes, the “Initial Notes”) will be in an aggregate principal amount of $800,000,000. Each series of Notes shall be issued in definitive fully registered form.
          With respect to any additional 2018 Notes (the “Additional 2018 Notes”) or additional 2038 Notes (the “Additional 2038 Notes” and, together with the Additional 2018 Notes, the “Additional Notes”) the Company elects to issue under this Indenture, the Company shall set forth in an Officers’ Certificate the following information:
(i)	the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Indenture; and

(ii)	the issue price and the issue date of such Additional Notes, including the date from which interest shall accrue.
          For purposes of the Indenture, Notes will not be deemed to be Additional Notes of a series unless the maturity date, Interest Payment Dates, record date and interest rate are identical to the Initial Notes for that series.
          The Initial 2018 Notes and the Additional 2018 Notes shall be considered collectively as a single class for all purposes of this Indenture. Holders of the Initial 2018 Notes and the Additional 2018 Notes will vote and consent together on all matters to which such Holders are entitled to vote or consent as one class, and none of the Holders of the Initial 2018 Notes or the Additional 2018 Notes shall have the right to vote or consent as a separate class on any matter to which such Holders are entitled to vote or consent.
          The Initial 2038 Notes and the Additional 2038 Notes shall be considered collectively as a single class for all purposes of this Indenture. Holders of the Initial 2038 Notes and the Additional 2038 Notes will vote and consent together on all matters to which such Holders are entitled to vote or consent as one class, and none of the Holders of the Initial 2038 Notes or the Additional 2038 Notes shall have the right to vote or consent as a separate class on any matter to which such Holders are entitled to vote or consent.

          The 2018 Notes and the 2038 Notes shall each be issued in the form of one or more Global Securities in substantially the form set out in Exhibit A and Exhibit B, respectively. The initial Depositary with respect to the Notes shall be The Depository Trust Company (“DTC”).
          SECTION 1.02 Maturity, Payment of Principal and Interest.
          The 2018 Notes will mature on September 15, 2018, and the 2038 Notes will mature on September 15, 2038.
          The 2018 Notes and 2038 Notes will bear interest at the rate of 5.90% and 6.70%, respectively, per annum. The Interest Payment Dates with respect to the Notes will be March 15 and September 15 of each year. The first Interest Payment Date with respect to the Initial Notes will be March 15, 2009. Interest shall be paid to the Person in whose name the applicable Note is registered at the close of business on March 1, in the case of a March 15 Interest Payment Date, and September 1, in the case of a September 15 Interest Payment Date. Interest on the Initial Notes will accrue from September 12, 2008. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
          All payments of principal, premium (if any) and interest on the Notes shall be made in accordance with Section 4.01 of the Original Indenture and in the manner set forth in Section 2.14 of the Original Indenture and Exhibit A hereto in the case of the 2018 Notes and Exhibit B hereto in the case of the 2038 Notes.
          SECTION 1.03 No Sinking Fund. The Notes will not be subject to a sinking fund.
          SECTION 1.04 Optional Redemption. At any time and from time to time the Notes of each series will be redeemable, in the Company’s sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to the greater of:
     (a) 100% of the principal amount of the Notes of the series to be redeemed; and
     (b) as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the Notes being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points for the 2018 Notes and at the Treasury Rate plus 37.5 basis points for the 2038 Notes.
          In the event of any such redemption, interest will accrue up to and including the date of redemption. Unless there is a default in payment of the Redemption Price on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

          The following defined terms used solely for purposes of this Section 1.04 shall, unless the context otherwise requires, have the meanings specified below for purposes of the Notes.
          “Treasury Rate” means the rate per year, calculated on the third Business Day preceding the Redemption Date, equal to (i) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the maturity date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month; or (ii) if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.
          “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the applicable series of Notes.
          “Comparable Treasury Price” is (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed as a percentage of its principal amount) on the third Business Day preceding the Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities”; or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day (X) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (Y) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.
          “Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints.
          “Reference Treasury Dealer” means each of Citigroup Global Markets Inc. (and its successors), HSBC Securities (USA) Inc. (and its successors), Greenwich Capital Markets, Inc. (and its successors) and one other nationally recognized investment banking firm that is a primary U.S. Government securities dealer specified from time to time by the Company. If, however, any of them shall cease to be a primary U.S. Government securities dealer in New York City, the Company will substitute another nationally recognized investment banking firm that is such a dealer.

          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York time, on the third Business Day preceding the Redemption Date.
          “Remaining Scheduled Payments” means the remaining scheduled payments of the principal of and interest on each Note to be redeemed that would be due after the related Redemption Date but for such redemption. If the Redemption Date is not an Interest Payment Date with respect to the Note being redeemed, the amount of the next succeeding scheduled interest payment on the Note will be reduced by the amount of interest accrued thereon to that Redemption Date.
          SECTION 1.05 Denominations. The Notes shall be issued only in registered book-entry form, in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
ARTICLE II
MISCELLANEOUS
          SECTION 2.01 Trustee Matters. The recitals in this Fourth Supplemental Indenture are made by the Company only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the Notes and of this Fourth Supplemental Indenture as fully and with like effect as if set forth herein in full.
          SECTION 2.02 Ratification. The Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Fourth Supplemental Indenture shall be read, taken and construed as one and the same instrument; provided that, in case of conflict between this Fourth Supplemental Indenture and the Original Indenture, this Fourth Supplemental Indenture shall control.
          SECTION 2.03 Counterpart Originals. This Fourth Supplemental Indenture may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.
          SECTION 2.04 Performance by DTC, Euroclear or Cede. Neither the Company nor the Trustee will have any responsibility for the performance of DTC, Euroclear or Cede, or any of their participants, direct or indirect, of their respective obligations under the rules and procedures governing their operations.

          SECTION 2.05 Effect of Headings. The Article and Section headings herein have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.
          SECTION 2.06 Governing Law. This Fourth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.
          SECTION 2.07 Provisions for the Sole Benefit of Parties and Holders. Nothing in the Original Indenture, as supplemented, amended and modified by this Fourth Supplemental Indenture, or in the Notes, expressed or implied, is intended or shall be construed to confer upon, or to give or grant to, any person or entity, other than the Company, the Trustee, the Paying Agent and the registered owners of the Notes, any legal or equitable right, remedy or claim under or by reason of the Indenture or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in the Indenture contained by and on behalf of the Company shall be for the sole and exclusive benefit of the Company, the Trustee, the Paying Agent and the registered owners of the Notes.

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the day and year first above written.

HALLIBURTON COMPANY, as Issuer
By:	/s/ Craig W. Nunez
	Name:	Craig W. Nunez
	Title:	Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Mauri J. Cowen
	Name:	Mauri J. Cowen
	Title:	Vice President

EXHIBIT A
FORM OF 2018 NOTE
[FACE OF SECURITY]
[Global Note]
[Certificated Note]
          [IF THIS SECURITY IS TO BE A GLOBAL NOTE, IT SHALL BEAR THE FOLLOWING LEGEND:]
          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
          [FOR AS LONG AS THIS GLOBAL SECURITY IS DEPOSITED WITH OR ON BEHALF OF THE DEPOSITORY TRUST COMPANY IT SHALL BEAR THE FOLLOWING LEGEND:]
          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO HALLIBURTON COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR

TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

HALLIBURTON COMPANY
5.90% SENIOR NOTES DUE 2018

No. ___	CUSIP No. 406216AV3 ISIN No. US406216AV36
$
          Halliburton Company, a Delaware corporation (the “Issuer”), for value received promises to pay to Cede & Co., or registered assigns, the principal sum of                      Dollars[, or such greater or lesser amount as indicated on the Schedule I hereto,]1 on September 15, 2018.

Interest Payment Dates:	March 15 and September 15

Record Dates:	March 1 and September 1
          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
          IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officers.
Dated:

HALLIBURTON COMPANY
By:
Name:
Title:

By:
Name:
Title:

1.	To be included in any Global Note.

Certificate of Authentication:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	Dated:

Authorized Signatory

[REVERSE OF SECURITY]
HALLIBURTON COMPANY
5.90% SENIOR NOTES DUE 2018
          This Security is one of a duly authorized issue of 5.90% Senior Notes Due 2018 (the “Securities”) of Halliburton Company, a Delaware corporation (the “Issuer”). The Issuer issued the Securities under an Indenture dated as of October 17, 2003 (the “Original Indenture”) between the Issuer and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture dated as of September 12, 2008 (the “Fourth Supplemental Indenture” and, together with the Original Indenture, the “Indenture”). Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.
     1. Interest. The Issuer promises to pay interest on the principal amount of this Security at 5.90% per annum from September 12, 2008 until maturity. The Issuer will pay interest semiannually on March 15 and September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from September 12, 2008; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be March 15, 2009. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
     2. Method of Payment. The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Issuer will pay the principal of and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Such amounts shall be payable at the offices of the Trustee or any Paying Agent, provided that at the option of the Issuer, the Issuer may pay such amounts (1) by wire transfer with respect to Securities represented by a Global Note or (2) by check payable in such money mailed to a Holder’s registered address with respect to any Security.
     3. Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Issuer may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Issuer or any of the Issuer’s subsidiaries may act in any such capacity.
     4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”), as in effect on the date of execution of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the

TIA for a statement of such terms. The Securities are unsecured senior obligations of the Issuer and rank equally with all of the Issuer’s existing and future unsecured indebtedness. The Indenture provides for the issuance of other series of debt securities thereunder.
     5. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.
     6. Redemption. No sinking fund is provided for the Securities. At any time and from time to time the Securities will be redeemable, in the Issuer’s sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the Securities being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points. In each case, the Issuer will pay accrued and unpaid interest to the date of redemption. In the event of any such redemption, interest will accrue up to and including the date of redemption. Unless there is a default in payment of the redemption amount, on and after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.
     7. Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.
     8. Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented by the Issuer and the Trustee with the written consent (including consents obtained in connection with a tender offer or exchange offer for the Securities of any one or more series or all series or a solicitation of consents in respect of the Securities of any one or more series or all series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of each such series (but the terms of such offer or solicitation may vary from series to series)) of the Holders of at least a majority in principal amount of the then outstanding Securities of all series under the Indenture affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) or interest on the Securities) by the Holders of at least a majority in principal amount of the then outstanding Securities of any series or of all series (acting as one class) in accordance with the terms of the Indenture. The Issuer and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of either without the consent of the Holders, to:
     (1) cure any ambiguity, omission, defect or inconsistency;

     (2) evidence the assumption by a Successor of the Issuer’s obligations under the Indenture and the Securities;
     (3) provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer securities (with or without coupons);
     (4) provide any security for the Securities or to add guarantees of, or additional obligors on, the Securities;
     (5) comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA;
     (6) add to the covenants of the Issuer for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Issuer;
     (7) add any additional Events of Default with respect to the Securities;
     (8) change or eliminate any of the provisions of the Indenture, provided that any such change or elimination shall become effective only when there are no outstanding Securities of any series that are adversely affected in any material respect by such changes in or elimination of such provisions;
     (9) establish the form or terms of Securities of any series as permitted by the Indenture;
     (10) supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to Section 8.01 of the Indenture, provided, however, that any such action shall not adversely affect the interest of the Holders of the Securities of any series in any material respect;
     (11) evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of Section 7.08 of the Indenture; or
     (12) make any other change that does not adversely affect the rights of any Holder of any series of Securities under the Indenture.
          The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Issuer to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date fixed in accordance with the terms of the Indenture.

          Without the consent of each Holder affected, the Issuer may not:
     (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;
     (2) reduce the rate of or change the time for payment of interest, including default interest, on any Security;
     (3) reduce the principal of or any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Stated Maturity thereof pursuant to Section 6.02 of the Indenture;
     (4) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;
     (5) change any obligation of the Company to pay Additional Amounts with respect to any Security;
     (6) change the coin or currency or currencies (including composite currencies) in which any Security or any premium, interest or any Additional Amounts with respect thereto are payable;
     (7) impair the right to institute suit for the enforcement of any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Security pursuant to Sections 6.07 and 6.08 of the Indenture, except as limited by Section 6.06 of the Indenture;
     (8) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture pursuant to Section 6.04 or 6.07 of the Indenture or make any change in Section 9.02(1)-(9) of the Indenture; or
     (9) waive a continuing Default or Event of Default in the payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities.
          A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of securities under the Indenture, or which modifies the rights of the holders of securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of the Securities.
     9. Defaults and Remedies. Events of Default are defined in the Indenture and with respect to the Securities generally include:

     (1) default by the Issuer in the payment of interest on or any Additional Amounts with respect to the Securities when the same becomes due and payable and such default continues for a period of 30 days;
     (2) default by the Issuer in the payment of principal of the Securities at their Stated Maturity or premium (if any) on the Securities when the same becomes due and payable;
     (3) default by the Issuer in its compliance with any of its other covenants or agreements in, or provisions of, the Securities or the Indenture which shall not have been remedied within 60 days after written notice to the Issuer by the Trustee or to the Issuer and Trustee by the holders of at least 25% in aggregate principal amount of the Securities then outstanding affected by such default;
     (4) default by the Issuer on a scheduled payment at maturity, upon redemption or otherwise, in the aggregate principal amount of $125 million or more, after the expiration of any applicable grace period, of any Indebtedness or the acceleration of any Indebtedness of the Issuer in such aggregate principal amount, so that it becomes due and payable prior to the date on which it would otherwise have become due and payable and such payment default is not cured or such acceleration is not rescinded within 30 days after notice to the Issuer in accordance with the terms of the Indebtedness; or
     (5) certain events involving bankruptcy, insolvency or reorganization affecting the Issuer.
          The Trustee shall not be deemed to know or have notice of any Default or Event of Default unless a Trust Officer at the Corporate Trust Office of the Trustee receives written notice at the Corporate Trust Office of the Trustee of such Default or Event of Default with specific reference to such Default or Event of Default.
          If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities affected by such Event of Default (or, in the case of an Event of Default described in clause (3) above, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities so affected), may declare the principal of and accrued and unpaid interest on all the Securities to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization affecting the Issuer, all outstanding Securities become due and payable immediately without further action or notice by the Trustee or any Holder. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or may direct the Trustee in its exercise of any trust or power conferred on the Trustee. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Issuer must furnish an annual compliance certificate to the Trustee.
     10. Discharge Prior to Maturity. The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities issued thereunder and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds or Government Obligations sufficient for such payment.
     11. Trustee Dealings with the Issuer. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not Trustee.
     12. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Issuer shall not have any liability for any obligations of the Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.
     13. Authentication. The Securities shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
     14. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.
     15. Indenture to Control; Governing Law. In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control. The Indenture and the Securities shall be governed by and construed under the laws of the State of New York.
     16. Successor Person. When a Successor assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor person will (except in certain circumstances specified in the Indenture) be released from those obligations.
     17. Abbreviations and Definitions. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
          The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

Halliburton Company
5 Houston Center
1401 McKinney, Suite 2400
Houston, Texas 77010
Telephone: (713) 759-2600
Attention: General Counsel

SCHEDULE I
          The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $                    . The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Principal Amount of
Securities Remaining
Decrease in Principal	Increase in Principal	After Such Decrease or	Notation by
Amount of Securities	Amount of Securities	Increase	Security Registrar

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

as agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

(Participant in a Recognized Signature Guaranty Medallion Program)
          This assignment relates to $___ principal amount of 5.90% Senior Notes due 2018 of Halliburton Company held in2 ___ book-entry or ___ definitive form by                      (the “Transferor”).
          The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

[INSERT NAME OF TRANSFEROR]

By:

Name:
Title:
Address:

Date:

2.	Fill in blank or check appropriate box, as applicable.

EXHIBIT B
FORM OF 2038 NOTE
[FACE OF SECURITY]
[Global Note]
[Certificated Note]
          [IF THIS SECURITY IS TO BE A GLOBAL NOTE, IT SHALL BEAR THE FOLLOWING LEGEND:]
          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
          [FOR AS LONG AS THIS GLOBAL SECURITY IS DEPOSITED WITH OR ON BEHALF OF THE DEPOSITORY TRUST COMPANY IT SHALL BEAR THE FOLLOWING LEGEND:]
          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO HALLIBURTON COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR

TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

HALLIBURTON COMPANY
6.70% SENIOR NOTES DUE 2038

No. ___	CUSIP No. 406216AW1 ISIN No. US406216AW19 $
          Halliburton Company, a Delaware corporation (the “Issuer”), for value received promises to pay to Cede & Co., or registered assigns, the principal sum of                      Dollars[, or such greater or lesser amount as indicated on the Schedule I hereto,]3 on September 15, 2038.

Interest Payment Dates:	March 15 and September 15

Record Dates:	March 1 and September 1
          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
          IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officers.
Dated:

HALLIBURTON COMPANY
By:
Name:
Title:

By:
Name:
Title:

3.	To be included in any Global Note.

Certificate of Authentication:
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:		Dated:

Authorized Signatory

[REVERSE OF SECURITY]
HALLIBURTON COMPANY
6.70% SENIOR NOTES DUE 2038
          This Security is one of a duly authorized issue of 6.70% Senior Notes Due 2038 (the “Securities”) of Halliburton Company, a Delaware corporation (the “Issuer”). The Issuer issued the Securities under an Indenture dated as of October 17, 2003 (the “Original Indenture”) between the Issuer and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture dated as of September 12, 2008 (the “Fourth Supplemental Indenture” and, together with the Original Indenture, the “Indenture”). Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.
     1. Interest. The Issuer promises to pay interest on the principal amount of this Security at 6.70% per annum from September 12, 2008 until maturity. The Issuer will pay interest semiannually on March 15 and September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from September 12, 2008; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be March 15, 2009. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
     2. Method of Payment. The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Issuer will pay the principal of and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Such amounts shall be payable at the offices of the Trustee or any Paying Agent, provided that at the option of the Issuer, the Issuer may pay such amounts (1) by wire transfer with respect to Securities represented by a Global Note or (2) by check payable in such money mailed to a Holder’s registered address with respect to any Security.
     3. Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Issuer may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Issuer or any of the Issuer’s subsidiaries may act in any such capacity.
     4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the “TIA”), as in effect on the date of execution of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the

TIA for a statement of such terms. The Securities are unsecured senior obligations of the Issuer and rank equally with all of the Issuer’s existing and future unsecured indebtedness. The Indenture provides for the issuance of other series of debt securities thereunder.
     5. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.
     6. Redemption. No sinking fund is provided for the Securities. At any time and from time to time the Securities will be redeemable, in the Issuer’s sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the Securities being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 37.5 basis points. In each case, the Issuer will pay accrued and unpaid interest to the date of redemption. In the event of any such redemption, interest will accrue up to and including the date of redemption. Unless there is a default in payment of the redemption amount, on and after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.
     7. Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.
     8. Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented by the Issuer and the Trustee with the written consent (including consents obtained in connection with a tender offer or exchange offer for the Securities of any one or more series or all series or a solicitation of consents in respect of the Securities of any one or more series or all series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of each such series (but the terms of such offer or solicitation may vary from series to series)) of the Holders of at least a majority in principal amount of the then outstanding Securities of all series under the Indenture affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) or interest on the Securities) by the Holders of at least a majority in principal amount of the then outstanding Securities of any series or of all series (acting as one class) in accordance with the terms of the Indenture. The Issuer and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of either without the consent of the Holders, to:
     (1) cure any ambiguity, omission, defect or inconsistency;

     (2) evidence the assumption by a Successor of the Issuer’s obligations under the Indenture and the Securities;
     (3) provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer securities (with or without coupons);
     (4) provide any security for the Securities or to add guarantees of, or additional obligors on, the Securities;
     (5) comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA;
     (6) add to the covenants of the Issuer for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Issuer;
     (7) add any additional Events of Default with respect to the Securities;
     (8) change or eliminate any of the provisions of the Indenture, provided that any such change or elimination shall become effective only when there are no outstanding Securities of any series that are adversely affected in any material respect by such changes in or elimination of such provisions;
     (9) establish the form or terms of Securities of any series as permitted by the Indenture;
     (10) supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to Section 8.01 of the Indenture, provided, however, that any such action shall not adversely affect the interest of the Holders of the Securities of any series in any material respect;
     (11) evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of Section 7.08 of the Indenture; or
     (12) make any other change that does not adversely affect the rights of any Holder of any series of Securities under the Indenture.
          The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Issuer to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date fixed in accordance with the terms of the Indenture.

     Without the consent of each Holder affected, the Issuer may not:
     (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;
     (2) reduce the rate of or change the time for payment of interest, including default interest, on any Security;
     (3) reduce the principal of or any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Stated Maturity thereof pursuant to Section 6.02 of the Indenture;
     (4) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;
     (5) change any obligation of the Company to pay Additional Amounts with respect to any Security;
     (6) change the coin or currency or currencies (including composite currencies) in which any Security or any premium, interest or any Additional Amounts with respect thereto are payable;
     (7) impair the right to institute suit for the enforcement of any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Security pursuant to Sections 6.07 and 6.08 of the Indenture, except as limited by Section 6.06 of the Indenture;
     (8) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture pursuant to Section 6.04 or 6.07 of the Indenture or make any change in Section 9.02(1)-(9) of the Indenture; or
     (9) waive a continuing Default or Event of Default in the payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities.
          A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of securities under the Indenture, or which modifies the rights of the holders of securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of the Securities.
     9. Defaults and Remedies. Events of Default are defined in the Indenture and with respect to the Securities generally include:

     (1) default by the Issuer in the payment of interest on or any Additional Amounts with respect to the Securities when the same becomes due and payable and such default continues for a period of 30 days;
     (2) default by the Issuer in the payment of principal of the Securities at their Stated Maturity or premium (if any) on the Securities when the same becomes due and payable;
     (3) default by the Issuer in its compliance with any of its other covenants or agreements in, or provisions of, the Securities or the Indenture which shall not have been remedied within 60 days after written notice to the Issuer by the Trustee or to the Issuer and Trustee by the holders of at least 25% in aggregate principal amount of the Securities then outstanding affected by such default;
     (4) default by the Issuer on a scheduled payment at maturity, upon redemption or otherwise, in the aggregate principal amount of $125 million or more, after the expiration of any applicable grace period, of any Indebtedness or the acceleration of any Indebtedness of the Issuer in such aggregate principal amount, so that it becomes due and payable prior to the date on which it would otherwise have become due and payable and such payment default is not cured or such acceleration is not rescinded within 30 days after notice to the Issuer in accordance with the terms of the Indebtedness; or
     (5) certain events involving bankruptcy, insolvency or reorganization affecting the Issuer.
          The Trustee shall not be deemed to know or have notice of any Default or Event of Default unless a Trust Officer at the Corporate Trust Office of the Trustee receives written notice at the Corporate Trust Office of the Trustee of such Default or Event of Default with specific reference to such Default or Event of Default.
          If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities affected by such Event of Default (or, in the case of an Event of Default described in clause (3) above, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities so affected), may declare the principal of and accrued and unpaid interest on all the Securities to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization affecting the Issuer, all outstanding Securities become due and payable immediately without further action or notice by the Trustee or any Holder. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or may direct the Trustee in its exercise of any trust or power conferred on the Trustee. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Issuer must furnish an annual compliance certificate to the Trustee.
     10. Discharge Prior to Maturity. The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities issued thereunder and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds or Government Obligations sufficient for such payment.
     11. Trustee Dealings with the Issuer. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not Trustee.
     12. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Issuer shall not have any liability for any obligations of the Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.
     13. Authentication. The Securities shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
     14. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.
     15. Indenture to Control; Governing Law. In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control. The Indenture and the Securities shall be governed by and construed under the laws of the State of New York.
     16. Successor Person. When a Successor assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor person will (except in certain circumstances specified in the Indenture) be released from those obligations.
     17. Abbreviations and Definitions. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
          The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

Halliburton Company
5 Houston Center
1401 McKinney, Suite 2400
Houston, Texas 77010
Telephone: (713) 759-2600
Attention: General Counsel

SCHEDULE I
          The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $                    . The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Principal Amount of
Securities Remaining
Decrease in Principal	Increase in Principal	After Such Decrease or	Notation by
Amount of Securities	Amount of Securities	Increase	Security Registrar

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

as agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

(Participant in a Recognized Signature Guaranty Medallion Program)
          This assignment relates to $___ principal amount of 6.70% Senior Notes due 2038 of Halliburton Company held in4 ___ book-entry or ___ definitive form by                      (the “Transferor”).
          The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

[INSERT NAME OF TRANSFEROR]

By:

Name:
Title:
Address:

Date:

4.	Fill in blank or check appropriate box, as applicable.